UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2020
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On March 5, 2020, KBS Real Estate Investment Trust II, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on:
(1)A plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation,” and the proposal, the “Plan of Liquidation Proposal”). The principal purpose of the Plan of Liquidation is to provide liquidity to the Company’s stockholders by selling the Company’s assets, paying its debts and distributing the net proceeds from liquidation to the Company’s stockholders.
(2)Four proposed amendments to the Company’s charter (together, the “Charter Amendment Proposals”) to:
(a)eliminate (i) conditions and limitations on the Company’s exculpation and indemnification of its present or former directors and KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), and its affiliates and (ii) limitations on the Company’s ability to reimburse its present or former directors and the Advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with the Company’s initial public offering. Instead, the amendment provides that the Company shall exculpate and indemnify its present and former directors and officers to the maximum extent permitted by Maryland law and provides the Company the ability to exculpate and indemnify the Advisor and its affiliates pursuant to the terms of the advisory agreement between the Company and the Advisor (the “Indemnification Proposal”),
(b)eliminate the charter requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year, that had previously been required by state securities administrators in connection with the Company’s initial public offering (the “Reporting Proposal”). Although the charter would no longer require the Company to provide audited financial statements to its stockholders, any decision by the Company to cease providing audited financial statements to its stockholders would require that the Securities and Exchange Commission (the “SEC”) grant the Company relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended,
(c)exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal”), and
(d)eliminate the current charter limit on “total operating expenses” (as defined in the charter) to amounts that do not exceed the greater of 2% of the Company’s “average invested assets” (as defined in the charter) or 25% of the Company’s net income (as defined in the charter) for the four consecutive fiscal quarters then ended unless the Company’s conflicts committee has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses is justified (the “Operating Expenses Proposal”). This charter limit had previously been required by state securities administrators in connection with Company’s initial public offering.
(3)The election of the following individuals to the board of directors: Charles J. Schreiber, Jr., Jeffrey A. Dritley, Stuart A. Gabriel, Ph.D and Ron D. Sturzenegger.
(4)The ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ended December 31, 2019.
(5)A proposal that would permit the Company (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and (b) subsequently, to adjourn the Annual Meeting to solicit additional proxies to vote in favor of any proposal that had not received sufficient votes to be approved at the Annual Meeting (the “Adjournment Proposal”).
For a detailed description of each of the proposals submitted for stockholder vote at the Annual Meeting, including a summary of the Plan of Liquidation Proposal and the revisions that each of the Charter Amendment Proposals would make to the Company’s current charter, see the Company’s Definitive Proxy Statement, filed with the SEC on December 9, 2019 (the “Proxy Statement”).
Proposal No. 1. The Plan of Liquidation Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, the Plan of Liquidation Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Plan of Liquidation Proposal	116,125,964	3,821,546	5,305,297	20,931,377

The voting was closed on the Plan of Liquidation Proposal.

Proposal No. 2(a). The Indemnification Proposal requires the affirmative vote of a majority of all of the Company’s shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the Annual Meeting. In accordance with the approval of Proposal 5, the Adjournment Proposal, the Company adjourned the annual meeting with respect to Proposal No. 2(a) in order to solicit additional proxies.
Proposal No. 2(b). The Reporting Proposal requires the affirmative vote of a majority of all of the Company’s shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the Annual Meeting. In accordance with the approval of Proposal 5, the Adjournment Proposal, the Company adjourned the annual meeting with respect to Proposal No. 2(b) in order to solicit additional proxies.
Proposal No. 2(c). The Roll-Up Definition Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, the Roll-Up Definition Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Roll-Up Definition Proposal	102,383,369	12,040,412	10,829,026	20,931,377

The voting was closed on the Roll-Up Definition Proposal.
Proposal No. 2(d). The Operating Expenses Proposal requires the affirmative vote of a majority of all of the Company’s shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the Annual Meeting. In accordance with the approval of Proposal 5, the Adjournment Proposal, the Company adjourned the annual meeting with respect to Proposal No. 2(d) in order to solicit additional proxies.
Proposal No. 3. All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Charles J. Schreiber, Jr.	113,133,331	12,119,476	20,931,377
Jeffrey A. Dritley	113,218,974	12,033,833	20,931,377
Stuart A. Gabriel, Ph.D	113,290,145	11,962,662	20,931,377
Ron D. Sturzenegger	113,211,657	12,041,150	20,931,377

The voting was closed on the election of directors.
Proposal No. 4. The appointment of E&Y was ratified. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ended December 31, 2019 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	139,653,975	1,894,262	4,635,947	—

The voting was closed on the ratification of the appointment of E&Y.
Proposal No. 5. The Adjournment Proposal was approved. The number of votes cast for and votes withheld from, and the number of abstentions with respect to, the Adjournment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adjournment Proposal	133,549,861	6,571,143	6,063,180	—

The voting was closed on the Adjournment Proposal.
Adjournment of Annual Meeting. In accordance with the approval of Proposal 5, the Adjournment Proposal, the Company adjourned the annual meeting with respect to Proposals 2(a), 2(b) and 2(d) in order to solicit additional proxies. The Annual Meeting was adjourned until April 3, 2020, at 9:00 a.m. Pacific time at the offices of KBS, 800 Newport Center Drive, 7th Floor Boardroom, Newport Beach, California.

ITEM 8.01 OTHER EVENTS
Initial Liquidating Distribution Authorized
Pursuant to the Plan of Liquidation, on March 5, 2020, the Company’s board of directors authorized an initial liquidating distribution in the amount of $0.75 per share of common stock to the Company’s stockholders of record as of the close of business on March 5, 2020 (the “Initial Liquidating Distribution”). The Initial Liquidating Distribution will be funded from proceeds from the sale of the Campus Drive Buildings. The Company expects to pay the Initial Liquidating Distribution on or about March 10, 2020.
Since the Initial Liquidating Distribution is a liquidating distribution pursuant to the Plan of Liquidation, it will reduce the Company’s stockholders’ remaining investment in the Company and reduce the estimated future liquidating distributions per share to be received by the Company’s stockholders by $0.75 per share.
Updated Estimated Value Per Share
As disclosed in the Proxy Statement and as of December 9, 2019, the date the Company filed the Proxy Statement with the SEC, the Company estimated that, if the Company is able to successfully implement the Plan of Liquidation, the amount of cash that its stockholders would receive for each share of the Company’s common stock that they then hold could range between approximately $3.40 and $3.83 per share.
In connection with the authorization of the Initial Liquidating Distribution, on March 5, 2020, the Company’s board of directors approved an updated estimated value per share of the Company’s common stock of $2.87, effective March 5, 2020 (the “March 2020 Estimated Value Per Share”) to reflect the impact of the payment of the Initial Liquidating Distribution. The Company is providing the March 2020 Estimated Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations under the Financial Industry Regulatory Authority Rule 2231.
The March 2020 Estimated Value Per Share is equal to the midpoint of the estimated range of liquidating distributions of $3.40 and $3.83 per share of $3.615, reduced by the Initial Liquidating Distribution of $0.75 per share of common stock. Thus, the March 2020 Estimated Value Per Share reflects the resulting reduction of the stockholders’ remaining investment in the Company as a result of the Initial Liquidating Distribution. This valuation was performed in accordance with the provisions of and also to comply with Practice Guideline 2013-01, Valuations of Publicly Registered, Non-Listed REITs, issued by the Institute for Portfolio Alternatives (“IPA”) in April 2013 (the “IPA Valuation Guidelines”), reduced for the impact of expected disposition costs and fees related to future dispositions of real estate and estimated corporate and other liquidation and dissolution costs not covered by the Company’s cash flow from operations.
Determination of the November 13, 2019 Estimated Value Per Share and Estimated Range in Liquidating Distributions
As disclosed in the Proxy Statement, the Company’s range of estimated net proceeds from liquidation of approximately $3.40 and $3.83 is based on the range in estimated value per share of the Company’s common stock of $3.55 to $3.99 approved by the Company’s board of directors on November 13, 2019, and reduced for (i) expected disposition costs and fees related to future dispositions of real estate, and (ii) estimated corporate and other liquidation and dissolution costs not covered from the Company’s cash flow from operations. The Company’s board of directors approved the November 13, 2019 estimated value per share, in part, to assist the Company in calculating the range of estimated net proceeds from liquidation. The November 13, 2019 estimated value per share of $3.79 is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2019, with the exception of certain adjustments described in Item 8.01 of the Current Report on Form 8-K, filed with the SEC on November 15, 2019 (the “Valuation 8-K”).
The November 13, 2019 estimated value per share was based upon the recommendation and valuation prepared by the Advisor. The Advisor’s valuation of the Company’s seven real estate properties was based on (i) appraisals of five of the Company’s real estate properties (the “Appraised Properties”) performed by CBRE, Inc. (“CBRE”), an independent third-party valuation firm, and (ii) the contractual sales price less estimated closing credits of two properties that were under contract to sell subsequent to September 30, 2019. The Advisor performed valuations with respect to the Company’s cash, other assets, mortgage debt and other liabilities. The methodologies and assumptions used to determine the estimated value of the Company’s assets and the estimated value of the Company’s liabilities are described in the Valuation 8-K. The November 13, 2019 valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines.

Limitations of the March 2020 Estimated Value Per Share
As mentioned above, the Company is providing the March 2020 Estimated Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations. The March 2020 Estimated Value Per Share will first appear on the March 2020 customer account statements that will be mailed in April 2020. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The March 2020 Estimated Value Per Share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP.
Accordingly, with respect to the March 2020 Estimated Value Per Share, the Company can give no assurance:
•of the amount or timing of liquidating distributions the Company will ultimately be able to pay its stockholders;
•that a stockholder would be able to resell his or her shares at the March 2020 Estimated Value Per Share;
•that an independent third-party appraiser or third-party valuation firm would agree with the March 2020 Estimated Value Per Share; or
•that the methodology used to determine the March 2020 Estimated Value Per Share would be acceptable to FINRA or for compliance with ERISA reporting requirements.
The March 2020 Estimated Value Per Share is based on the estimated range of liquidating distributions per share to be received by the Company’s stockholders pursuant to the Plan of Liquidation, reduced by the amount of the Initial Liquidating Distribution, as described above. The value of the Company’s shares will fluctuate over time in response to developments related to individual assets in the Company’s portfolio and the management of those assets, in response to the real estate and finance markets, based on the amount of net proceeds the Company receives from the disposition of its remaining assets and due to other factors, as described in the Proxy Statement and below under “Forward-Looking Statements.” The March 2020 Estimated Value Per Share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values.
Amendment and Restatement of Share Redemption Program
In connection with the approval of the Plan of Liquidation, on March 5, 2020, the board of directors approved the Company’s Tenth Amended and Restated Share Redemption Program (the “Amended Share Redemption Program”).
The Amended Share Redemption Program changes the redemption price per share of the Company’s common stock eligible for redemption to take into account the estimated range of liquidating distributions as disclosed in the Proxy Statement and any liquidating distributions declared by the Company’s board of directors. The Amended Share Redemption Program sets the redemption price per share of the Company’s common stock eligible for redemption at (a) $3.615 (which represents the mid-point of the estimated range of liquidating distributions of $3.40 to $3.83 per share) less (b) the amount of any liquidating distributions on such share declared by the Company’s board of directors that have a record date prior to the applicable redemption date for such share. Thus, the redemption price per share of the Company’s common stock eligible for redemption on the March 31, 2020 redemption date will equal $2.87. The Company will report future redemption prices in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC.
There were no other changes in the Amended Share Redemption Program. The Amended Share Redemption Program will become effective on March 20, 2020. The Amended Share Redemption Program continues to limit redemptions to redemptions sought in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence” (each as defined in the Amended Share Redemption Program).

Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology used for the Company’s properties that were appraised as part of the valuation process (the “Appraised Properties”) assumes the Appraised Properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to CBRE, and the valuation estimates used in calculating the November 13, 2019 estimated value per share, with respect to the Company and the Advisor, are the respective party’s best estimates as of September 30, 2019 or November 13, 2019, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the net proceeds from liquidation.
There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.
The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties during the liquidation process; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancings of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation and other risks identified in the Company’s Proxy Statement, filed with the SEC on December 9, 2019 and in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and net proceeds from liquidation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: March 6, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary